UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

AmpliTech Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54355	27-4566352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Carlough Rd. #3 Bohemia, NY 11716	11716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 521-7831

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of Previous Independent Registered Public Accounting Firm

On August 6, 2013, the Board of Directors of AmpliTech Group, Inc. (the “Company”) accepted the resignation of Sam Kan and Company (“SamKan”) as its independent registered public accountant, effectively immediately.  SamKan advised the Company that it will no longer provide services to public companies.

SamKan’s reports on our financial statements as of and for the fiscal years ended December 31, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports of SamKan stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and 2012 and through SamKan’s resignation on August 6, 2013, there were (1) no disagreements with SamKan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SamKan, would have caused SamKan to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished SamKan with a copy of this disclosure on August 12, 2013, providing SamKan with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of SamKan’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the acceptance of SamKan’s Resignation as our independent registered public accounting firm, the Board of Directors of the Company appointed Sadler, Gibb & Associates, LLC (“Sadler”) as our independent registered public accounting firm.

During the years ended December 31, 2012 and 2011 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Sadler with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Salder concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from Sam Kan & Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmpliTech Group, Inc.

Dated: August 13, 2013	By:	/s/ Fawad Maqbool
Fawad Maqbool
President and Chief Executive Officer

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